UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
January 9, 2024

KILROY REALTY CORPORATION
KILROY REALTY, L.P.
(Exact name of registrant as specified in its charter)

Kilroy Realty Corporation	Maryland	001-12675	95-4598246
	(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

Kilroy Realty, L.P.	Delaware	000-54005	95-4612685
	(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)
12200 W. Olympic Boulevard
,
Suite 200, Los Angeles
,
California
,
90064
(Address of principal executive offices) (Zip Code)
(
310
)
481-8400
(Registrant’s telephone number, including area code)
N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Name of each exchange on which registered	Symbol
Kilroy Realty Corporation	Common Stock, $.01 par value	New York Stock Exchange	KRC
Securities registered pursuant to Section 12(g) of the Act:

Registrant	Title of each class
Kilroy Realty, L.P.	Common Units Representing Limited Partnership Interests
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
§240.12b-2).
Kilroy Realty Corporation:
Emerging growth company
☐
Kilroy Realty, L.P.:
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Kilroy Realty Corporation ☐	Kilroy Realty, L.P. ☐

ITEM 1.01	ENTRY INTO A MATERIAL AGREEMENT
The information set forth in Item 2.03 of this Current Report on Form
8-K
is incorporated by reference into this Item 1.01.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
On January 12, 2024, Kilroy Realty, L.P. (the “Operating Partnership”) and Kilroy Realty Corporation (the “Company”) completed an underwritten public offering of $400,000,000 aggregate principal amount of the Operating Partnership’s 6.250% Senior Notes due 2036 (the “Notes”).
The Notes are fully and unconditionally guaranteed by the Company (the “Guarantee”). The terms of the Notes are governed by an indenture, dated as of March 1, 2011 (the “Base Indenture”), by and among the Operating Partnership, the Company and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association, as trustee (the “Trustee”), as amended and supplemented by a supplemental indenture, dated as of July 5, 2011, among the Issuer, the Company and the Trustee (the “Supplemental Indenture”; the Base Indenture, as amended and supplemented by the Supplemental Indenture, is hereinafter called the “Indenture”), and an officers’ certificate, dated as of January 12, 2024, establishing the form and terms of the Notes and Guarantee pursuant to the Indenture (the “Officers’ Certificate”).The Indenture contains various restrictive covenants, including limitations on the ability of the Operating Partnership and its subsidiaries to incur additional indebtedness and requirements to maintain a pool of unencumbered assets. Copies of the Base Indenture, the Supplemental Indenture and the Officers’ Certificate, which are being filed herewith or incorporated by reference, as the case may be, are attached as Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively, to this Current Report on Form
8-K.
The Notes are the Operating Partnership’s senior unsecured obligations and rank equally in right of payment with all of the Operating Partnership’s other existing and future senior unsecured indebtedness. However, the Notes are effectively subordinated in right of payment to all of the Operating Partnership’s existing and future mortgage indebtedness and other secured indebtedness (to the extent of the value of the collateral securing such indebtedness); all existing and future indebtedness and other liabilities, whether secured or unsecured, of the Operating Partnership’s subsidiaries and of any entity the Operating Partnership accounts for using the equity method of accounting; and all existing and future preferred equity not owned by the Operating Partnership, if any, in the Operating Partnership’s subsidiaries and in any entity the Operating Partnership accounts for using the equity method of accounting. The Notes bear interest at 6.250% per annum. Interest is payable on the Notes on January 15 and July 15 of each year, beginning July 15, 2024, until the maturity date of January 15, 2036.
The Operating Partnership may, at its option, redeem the Notes at any time in whole or from time to time in part at the applicable redemption price described in Annex I to the Officers’ Certificate.
The descriptions of the Base Indenture, the Supplemental Indenture and the Officers’ Certificate, are summaries and are qualified in their entirety by the terms of the Base Indenture, the Supplemental Indenture and the Officers’ Certificate, respectively.

ITEM 8.01	OTHER EVENTS
On January 9, 2024, the Operating Partnership and the Company entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc., J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, PNC Capital Markets LLC and Scotia Capital (USA) Inc., as representatives of the several underwriters (the “Underwriters”) listed on Schedule A attac hed
thereto, relating to the public offering by the Operating Partnership of $400,000,000 aggregate principal amount of the Notes. A copy of the underwriting agreement is attached as Exhibit 1.1 to this Current Report on Form
8-K
and is incorporated herein by reference. The description of the Underwriting Agreement in this Current Report on Form
8-K
is a summary and is qualified in its entirety by the terms of the Underwriting Agreement.
On January 12, 2024, the Operating Partnership completed such underwritten public offering of $400,000,000 aggregate principal amount of the Notes, which are fully and unconditionally guaranteed by the Company. The Notes were offered pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission on September 15, 2022 (Registration Nos.
333-267440
and
333-267440-01),
a base prospectus included therein, dated September 15, 2022, and a prospectus supplement, dated January 9, 2024, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended. In connection with the filing of the prospectus supplement, we are filing as Exhibit 5.1 to this

Current Report on Form
8-K
an opinion of the Operating Partnership’s coun
s
el, Latham & Watkins LLP, regarding the validity of the Notes and related Guarantee, and as Exhibit 5.2 to this Current Report on Form
8-K
an opinion of the Company’s counsel, Ballard Spahr LLP, regarding certain Maryland law issues.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.

1.1*	Underwriting Agreement, dated January 9, 2024, by and among Kilroy Realty, L.P., Kilroy Realty Corporation and BofA Securities, Inc., J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, PNC Capital Markets LLC and Scotia Capital (USA) Inc., as representatives of the several underwriters named on Schedule A thereto.

4.1 .(1)	Indenture, dated March 1, 2011, by and among Kilroy Realty, L.P., as issuer, Kilroy Realty Corporation, as guarantor, and U.S. Bank National Association, as trustee.

4.2 (2)	Supplemental Indenture, dated July 5, 2011, by and among Kilroy Realty, L.P., as issuer, Kilroy Realty Corporation, as guarantor, and U.S. Bank National Association, as trustee.

4.3*	Officers’ Certificate, dated January 12, 2024, pursuant to Sections 102, 201, 301 and 303 of the Indenture dated March 1, 2011, as amended and supplemented, among Kilroy Realty, L.P., as issuer, Kilroy Realty Corporation, as guarantor, and U.S. Bank National Association, as trustee, establishing a series of securities entitled “6.250% Senior Notes due 2036,” including the form of 6.250% Senior Note due 2036 and the form of related guarantee.

5.1*	Opinion of Latham & Watkins LLP.

5.2*	Opinion of Ballard Spahr LLP.

23.1*	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

23.2*	Consent of Ballard Spahr LLP (included in Exhibit 5.2).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith
(1)	Previously filed by Kilroy Realty Corporation and Kilroy Realty, L.P. as exhibit 4.1 to the Registration Statement on Form S-3 filed with the Securities and Exchange Commission on October 2, 2013.
(2)	Previously filed by Kilroy Realty Corporation and Kilroy Realty, L.P. as exhibit 4.2 to the Registration Statement on Form S-3 filed with the Securities and Exchange Commission on October 2, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kilroy Realty Corporation
Date: January 12, 2024

	By:	/s/ Merryl E. Werber
Merryl E. Werber
Senior Vice President,
Chief Accounting Officer and Controller
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kilroy Realty, L.P.
Date: January 12, 2024

	By:	Kilroy Realty Corporation,
Its general partner

	By:	/s/ Merryl E. Werber
Merryl E. Werber
Senior Vice President,
Chief Accounting Officer